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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                          __________________________________


                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




                                   October 17, 1997
                   Date of report (Date of earliest event reported)



                              GREAT LAKES AVIATION, LTD.
                  (Exact Name of Registrant as Specified in Charter)

    IOWA                          000-23224                     41-1135319

(State or Other                (Commission File Number)      (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)

                     1965 330th Street, Spencer, Iowa 51301-9211
                     -------------------------------------------
                       (Address of Principal Executive Offices)



                                    (612) 623-0911
                                    --------------
                 (Registrant's telephone number, including area code)




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    (a)(1)    Previous independent accountant:

         (i) On October 17, 1997, Arthur Andersen LLP, notified Great Lakes Aviation, Ltd. (the "Registrant") that it was resigning as independent public accountant for the Registrant.

         (ii) Except for an explanatory paragraph with respect to substantial doubt about the Registrant's ability to continue as a going concern to the Registrant's consolidated financial statements as of and for the years ended December 31, 1996 and 1995, the reports of Arthur Andersen LLP, on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The Registrant's Chief Executive Officer participated in the discussions pertaining to and accepted the decision of Arthur Andersen LLP to resign as the Registrant's independent public accountant.

         (iv) In connection with its audits as of and for the years ended December 31, 1996 and 1995, there have been no disagreements between the Registrant and Arthur Andersen LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference thereto in its report on the financial statements for the Registrant for such years.

    (a)(2)    New independent public accountant:

         (i) The Registrant has not engaged a new independent public accountant.



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    (a)(3)       The Registrant requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements.

ITEM 5. OTHER EVENTS.

    Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

    Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial statements of businesses acquired.

        Not applicable.

    (b) Pro forma financial information.

        Not applicable.

    (c) Exhibits.

        The following is filed herewith.  The exhibit numbers correspond with
        Item 601(b) of Regulation S-K.




        Exhibit No.          Description
        -----------          -----------

            16 Letter dated October 17, 1997 from Arthur Andersen, agreeing with disclosures set forth in Item 4.



                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 17, 1997.               By:  /s/ Steven J. Wagner
                                      ----------------------------
                                  Name:  Steven J. Wagner
                                  Title: Vice President and
                                           Chief Accounting Officer


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                                  INDEX TO EXHIBITS


    EXHIBIT NUMBER

        16 Letter dated October 17, 1997 from Arthur Andersen, agreeing with disclosures set forth in Item 4.